CONSENT TO ASSIGNMENT

I. PARTIES AND DATE.

This Consent to Assignment ("**Consent**") dated November 17, 2016, is made by and among 5 ARCHES, LLC, a California limited liability company ("**Assignor**"), 5 ARCH GROUP, LLC, a Delaware limited liability company ("**Assignee**"), and The Irvine Company LLC, a Delaware limited liability company ("**Landlord**").

II. RECITALS.

Landlord and Assignor, as tenant, are parties to an office space lease ("**Lease**") dated January 27, 2015 which lease has been previously amended by First Amendment to Lease dated September 9, 2016 and Second Amendment to Lease dated September 30, 2016 (collectively, the "**Lease**"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 13,887 rentable square feet (the "Premises") described as Suite No. 950 on the 9th floor and Suite No. 1150 on the 11th floor of the building located at 19800 MacArthur Boulevard, Irvine, California (the "**Building**"). Assignor desires Landlord to consent to Assignor's assignment to Assignee of all Assignor's right title and interest in the Lease.

III. TERMS OF CONSENT.

A. Assignor.

For valuable consideration, receipt of which is hereby acknowledged, Assignor:

1. Agrees

a. That it shall not be released from its obligations under the Lease, including all monetary obligations, if Assignee fails to perform them, and that such continuing liability shall not be extinguished or exonerated by any subsequent modification to the Lease by Assignee and Landlord;

b. To promptly cure any default curable by Assignee under the Lease, provided the cure may reasonably be accomplished by Assignor without taking possession of the Premises;

c. That it shall not have any right to take possession of the Premises without the prior written consent of Landlord; and

d. That it is, by a separate agreement ("**Assignment Agreement**") with Assignee, assigning to Assignee all of Assignor's right, title and interest in the Lease, including the security deposit, if any.

2. Represents and warrants that it has not failed to disclose to Landlord any information which, if known by Landlord, might provide grounds for Landlord to reasonably withhold its consent to the Assignment.

B. Assignee

For valuable consideration, receipt of which is hereby acknowledged, Assignee:

1. Agrees

a. That it has accepted the assignment made under the Assignment Agreement;

b. That the Assignment Agreement is subject to the terms of the Lease and does not modify either party's obligations under the Lease;

c. To perform all of the terms under the Lease and any amendment as though Assignee were the original tenant under the Lease; and

d. That its address for receipt of notices under the Lease is:

19800 MacArthur Boulevard, Suite 1150
Irvine, CA 92612
Attn: Shawn Miller

2. Acknowledges that Landlord has not made any express or implied oral or written representation or promise that

a. Future assignments will be approved;

b. Assignee will enjoy financial success in operating any business on the premises;

c. It will grant an extension of the term or enter into any other modification of the

Lease; and

d. Assignor is not in default under the Lease.

3. Acknowledges that it has been provided with a copy of the Lease, together with all amendments, if any, and that it has read the Lease, together with all amendments and fully understands its obligations as tenant under the Lease.

IV. CONSENT.

For valuable consideration, including the assignments, acknowledgments, and representations of Assignor and Assignee set forth above, Landlord consents to Assignor's assignment to Assignee of all of Assignor's right, title and interest in the Lease.

V. GENERAL.

A. Attorney's Fees. The provisions of the Lease respecting attorney's fees shall apply to this Consent.

B. Authority to Execute Agreement. Each individual executing this Consent on behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Consent and that this Consent is binding upon the corporation, limited liability company or partnership in accordance with its terms.

VI. EXECUTION.

Assignor, Assignee and Landlord have executed this Consent as of the date set forth in "I. PARTIES AND DATE" above.

ASSIGNOR:

5 ARCHES LLC, a California limited liability Company

By [signature]

Printed Name Tim Gannaway

Title EVP

By__________

Printed Name__________

Title __________

ASSIGNEE:

5 ARCH GROUP LLC, a Delaware limited liability Company

By [signature]

Printed Name Steven Davis

Title CIO

By__________

Printed Name__________

Title __________

LANDLORD:

THE IRVINE COMPANY LLC, a Delaware limited liability company

By__________
Steven M. Case
Executive Vice President
Office Properties

By__________
Christopher J. Popma
Regional Vice President, Operations
Office Properties